[GRAPHIC              The Commonwealth of Massachusetts
OMITTED]                Secretary of the Commonwealth
                    State House, Boston, Massachusetts 02133

William Francis Galvin
Secretary of the
Commonwealth

                                 July 29, 1996

TO WHOM IT MAY CONCERN:

         I hereby certify that according to the records of this office

                         Optical Corporation of America

is a domestic corporation organized on May 13, 1985, under the general laws of the Commonwealth of Massachusetts.

         I further certify that there are no procceedings presently pending under the Massachusetts General Laws Chapter 156B section 101 for said corporations dissolutions; that articles of dissolution have not been filed by said corporation; that, said corporation has filed all annual reports, and paid all fees with respect to such reports, and so far as appears of record said corporation has legal existence and is in good standing with this office.

                                             In testimony of which,
[SEAL] I have hereunto affixed the Great Seal of the Commonwealth on the date first above written.


                                             /s/ William Francis Galvin

                                             Secretary of the Commonwealth

         * This is not a tax clearance. Certificates certifying that all taxes due and payable by the corporation have been paid or provided for are issued by the department of Revenue.
         ** MGL Chapter 156B Section 83A provides that certain consolidations and mergers may be filed with the division within thirty days after the
                                                                      -----
effective date of the merger or consolidation.

CD 82. 10M-10/80 C830976                                      Filing Fee $100.00

                       The Commonwealth of Massachusetts
                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                              ONE ASHBURTON PLACE         FEDERAL IDENTIFICATION
   /s/                        BOSTON, MASS. 02108         NO.  04-2868710
- -----------                                                  -------------------
 Examiner
                                        ARTICLES OF
                       MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

             The fee for filing this certificate is prescribed by General Laws,
                                Chapter 156B, Section 114.
                 Make check payable to the Commonwealth of Massachusetts.

                                    * * * *

            We,       John D. Viggiano and Robert DeN. Cope      Vice President*
               --------------------------------------------------
            and Assistant Clerk* of       Optical Corporation of America
                                   ---------------------------------------------
                                               name of corporation
            organized under the laws of the  Commonwealth of  Massachusetts  and
                                           ----------------------------------
            herein called the parent corporation, do hereby certify as follows:

                 1. That the  subsidiary  corporation(s)  to be merged  into the parent corporation are/is as follows:

                                                  State of         Date of
            Name                               Organization     Organization
            /s/
            OCA Optics, Inc.                    California        1/26/90
            (Formerly OCA Applied Optics, Inc.)


                 2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent coproation.

                 3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the
            laws  of  Massachusetts  and  if  General  Laws,   Chapter  156B  is
            applicable to them, then Paragraph 3 may be deleted.)
   4
- -------     *Delete the  inapplicable  words. In case the parent  corporation is
  P.C. organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

     4. That by unanimous written consent of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

         VOTED:

         To merge, effective March 31, 1993, the Corporation's wholly owned subsidiary, OCA Applied Optics, Inc. (a California corporation) into the Corporaton so that the Corporation is the surviving corporation; and to authorize and direct the Chairman, the President, any Vice President, the Treasurer, the Clerk and any of the Assistant Clerks, acting singly or together, for and in the name of and on behalf of the Corporation, to prepare, certify, execute and deliver any and all documents or notices which may be necessary or appropriate to effect such merger and to take any and all other action in connection therewith which any one or more of them shall deem necessary or desirable, his or their signature(s) to be conclusive evidence of approval by the Corporation.




NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is March 31, 1993

     6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.) The parent corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which it has merged, and any obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed
our names this      30th      day of    March, 1993         .
              ---------------       ------------------------

                         /s/ John D. Viggiano
                         -------------------------------  Vice President*
                             John D. Viggiano

                         /s/ Robert DeN. Cope
                         -------------------------------  Assistant Clerk*
                             Robert DeN. Cope



*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

    SECRETARY OF
  THE COMMONWEALTH
1993  MAR 31  PM 3:41
CORPORATION DIVISION
                                                                          425364
                         COMMONWEALTH OF MASSACHUSETTS
            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)


     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 31st day of March, 1993.

                                             /s/ Michael Joseph Connolly

                                                 MICHAEL JOSEPH CONNOLLY
                                                   Secretary of State

Effective 3/31/93

                         ------------------------------
                              A TRUE COPY ATTEST

                           /s/ William Francis Galvin

                            WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH

                          DATE  7/30/96    CLERK   JMc
                         ------------------------------


                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger To Be Sent

                         TO:
                                   Pamela S. Stevens, Esq.
                                   Bowditch & Dewey
                                   311 Main Street
                                   Worcester, MA 01608
                         Telephone 508/791-3511

                                                Copy Mailed

  /s/                   The Commonwealth of Massachusetts
- --------         OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
Examiner                 MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                             ARTICLES OF AMENDMENT
                     General Laws, Chapter 156B, Section 72

                                                          FEDERAL IDENTIFICATION
                                                          NO.   04-2868710
                                                             ------------------
          We   Donald A. Johnson                            , President, and
               Robert DeN. Cope                               Assistant Clerk of
                              Optical Corporation of America
          ----------------------------------------------------------------------
                               (EXACT Name of Corporation)

          located on            On Lyberty Way, Westford, MA 01886
                       ---------------------------------------------------------
                              (MASSACHUSETTS Address of Corporation)

          do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
          NUMBERED:                        3
          ----------------------------------------------------------------------
           (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)
  /s/
- --------  of the Articles of Organization were duly adopted at a meeting held on
Name      October 29, 1990, by vote of:
Approved
          354,902 shares of   Common Stock   out of 670,304  shares outstanding.
          -------          ------------------      ----------
                     type, class & series (if any)

          being at least a majority of each type, class or series outstanding and entitled to vote thereon:

C     __
P     __
M     __  1  For amendments adopted pursuant to Chapter 156B, Section 70.
R.A.  __  2  For amendments adopted pursuant to Chapter 156B, Section 71.

          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2x11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a
- --------  single sheet so long as each Amendment requiring each such addition is
P.C.      clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

     WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
- -----------------------------------      ---------------------------------------
     TYPE       NUMBER OF SHARES         TYPE       NUMBER OF SHARES   PAR VALUE
- -----------------------------------      ---------------------------------------
COMMON:                                  COMMON:    1,000,000            $.01
- -----------------------------------      ---------------------------------------
PREFERRED:                               PREFERRED:
- -----------------------------------      ---------------------------------------

CHANGE the total authorized to:

     WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
- -----------------------------------      ---------------------------------------
     TYPE       NUMBER OF SHARES         TYPE       NUMBER OF SHARES   PAR VALUE
- -----------------------------------      ---------------------------------------
COMMON:                                  COMMON:    2,000,000            $.01
- -----------------------------------      ---------------------------------------
PREFERRED:                               PREFERRED:
- -----------------------------------      ---------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE: ________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 29th day of October, in the year 1990.

/s/ Donald A. Johnson
- -------------------------------  President
Donald A. Johnson

/s/ Robert DeN. Cope
- -------------------------------  Assistant Clerk
Robert DeN. Cope

                                                                          348428

    SECRETARY OF
  THE COMMONWEALTH
1990  NOV 27  AM 10:56
 CORPORATION DIVISION

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                    =======================================

                     I hereby approve the within articles of
                    amendment and, the filing fee in the amount of $1000.00 having been paid, said articles are deemed to have been filed with me this 27th day of November, 1990.

                             /s/ Michael J. Connolly

                              MICHAEL J. CONNOLLY
                               Secretary of State

                         ------------------------------
                              A TRUE COPY ATTEST

                           /s/ William Francis Galvin

                            WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH

                          DATE  7/30/96    CLERK   JMc
                         ------------------------------



TO BE FILLED IN BY CORPORATION
PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:

Robert DeN. Cope, Esq.
Bowditch & Dewey
311 Main St.
Worcester, MA 01608
Telephone: (508) 791-3511

FORM CD-72-30M-3/83-172595

  /s/                   The Commonwealth of Massachusetts
- ---------        OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
Examiner               MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO.   04-2868710
                                ARTICLES OF AMENDMENT
                          General Laws, Chapter 156B, Section 72

               This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                    -------------

          We   Donald A. Johnson                           , President, and
          Robert DeN. Cope                                   Assistant Clerk of

                                   MICROCOATINGS, INC.
          ----------------------------------------------------------------------
                                  (Name of Corporation)

  /s/     located at One Lyberty Way, Westford, MA 01886
- --------             -----------------------------------------------------------
Name
Approved do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by unanimous consent given July 24, 1986, by the holders of all of the shares of
                                                         ------------
            common stock  outstanding
          ----------------
          (Class of Stock)

          CROSS OUT
          INAPPLICABLE   being  at  least a majority of  each class  outstanding
          CLAUSE         and entitled to vote thereon:(1)

                         To amend Article 1 of the Articles of Organization by deleting said Article in its entirety and substituting therefor the following new Article 1:

          The name by which the corporation shall be known is:
          OPTICAL CORPORATION OF AMERICA

          To amend Article 3 of the Articles of Organization as follows (over):

C     __
P     __  1 For amendments adopted pursuant to Chapter 156B, Section 70.
M     __  2 For amendments adopted pursuant to Chapter 156B, Section 71.

          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2x11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a
- -------   single sheet so long as each Amendment requiring each such addition is
  P.C.    clearly indicated.

To CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

- --------------------------------------------------------------------------------
                         NO PAR VALUE           WITH PAR VALUE
KIND OF STOCK          NUMBER OF SHARES        NUMBER OF SHARES        PAR VALUE
- --------------------------------------------------------------------------------
   COMMON                   15,000                  NONE
- --------------------------------------------------------------------------------
  PREFERRED                  NONE                   NONE
- --------------------------------------------------------------------------------

CHANGE the total to:

- --------------------------------------------------------------------------------
                         NO PAR VALUE           WITH PAR VALUE
KIND OF STOCK          NUMBER OF SHARES        NUMBER OF SHARES        PAR VALUE
- --------------------------------------------------------------------------------
   COMMON                    NONE                1,000,000                .01
- --------------------------------------------------------------------------------
  PREFERRED                  NONE                   NONE
- --------------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 24th day of July, in the year 1986.

                    /s/ Donald A. Johnson
                    -------------------------------  President

                    /s/ Robert DeN. Cope
                    -------------------------------  Assistant Clerk

   SECRETARY OF
  THE COMMONWEALTH
1986  AUG 4  AM 10:23
 CORPORATION DIVISION

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


                     I hereby approve the within articles of
                    amendment and, the filing fee in the amount of $425 having been paid, said articles are deemed to have been filed with me this 4th day of August, 1986.

                           /s/ Michael Joseph Connolly

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State

                         ------------------------------
                              A TRUE COPY ATTEST

                           /s/ William Francis Galvin

                            WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH

                          DATE  7/30/96    CLERK   JMc
                         ------------------------------



                         TO BE FILLED IN BY CORPORATION
                       PHOTO COPY OF AMENDMENT TO BE SENT

                    TO:       Douglas M. Kirkpatrick, Esquire
                              Bowditch & Dewey
                              311 Main St.
                              Worcester, Massachusetts 01608
                    Telephone: (617) 791-3511

                                                   Copy Mailed

FORM CD-72-30M-3/83-172595


  /s/                   The Commonwealth of Massachusetts
- ---------        OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
Examiner                  MICHAEL J.CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO.   APPLIED FOR
                                                              ------------------
                                                                000221953
                                  ARTICLES OF AMENDMENT
                          General Laws, Chapter 156B, Section 72

               This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                               ------------------

          We,  Donald A. Johnson                               , President, and
               Robert DeN. Cope                                  Clerk of

                                   DAJ Acquisition Corp.
          ----------------------------------------------------------------------
                                   (Name of Corporation)
  /s/
- --------  located at     One Lyberty Way, Westford, MA 01886
Name                  ----------------------------------------------------------
Approved
          do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by Consent Vote dated June 18, 1985, by the holders of all of the shares of common stock
                                              ----------           -------------
          outstanding

          CROSS OUT
          INAPPLICABLE   being  at least  a majority  of each class  outstanding
          CLAUSE         and entitled to vote thereon:(1)

                         That the name of the Corporation be and it is hereby changed from "DAJ Acquisition Corp." to "MicroCoatings, Inc.", and that the proper officers be, and they hereby are, authorized to file Articles of Amendment with the Massachusetts Secretary of State to effect such change.




C    _X_
P    ___  1 For amendments adopted pursuant to Chapter 156B, Section 70.
M    ___  2 For amendments adopted pursuant to Chapter 156B, Section 71.

          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2x11 sheets of paper leaving a left-hand margin of at least 1 inch for
   6      binding.  Additions to more than one  Amendment  may be continued on a
- --------  single sheet so long as each Amendment requiring each such addition is
  P.C.    clearly indicated.

To CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

- --------------------------------------------------------------------------------
                        NO PAR VALUE             WITH PAR VALUE
KIND OF STOCK         NUMBER OF SHARES          NUMBER OF SHARES       PAR VALUE
- --------------------------------------------------------------------------------
  COMMON
- --------------------------------------------------------------------------------
 PREFERRED
- --------------------------------------------------------------------------------

CHANGE the total to:

- --------------------------------------------------------------------------------
                        NO PAR VALUE             WITH PAR VALUE
KIND OF STOCK         NUMBER OF SHARES          NUMBER OF SHARES       PAR VALUE
- --------------------------------------------------------------------------------
  COMMON
- --------------------------------------------------------------------------------
 PREFERRED
- --------------------------------------------------------------------------------

                              MICROCOATINGS, INC.
                                One Liberty Way
                         Westford, Massachusetts 01886


                                 June 18, 1985

Office of the Secretary of State
Corporations Division
One Ashburton Place
Boston, MA 02109

     Re: Consent to Use of Corporate Name

Dear Sir or Madam:

     MicroCoatings, Inc., a Massachusetts corporation (the "Company"), has entered into an Asset Purchase Agreement between it and DAJ Acquisition Corp., a Massachusetts corporation ("Acquisition"), whereby substantially all of the assets of the Company were sold to Acquisition. Pursuant to said Agreement, the Company agreed to change its name and to consent to the use of the name "MicroCoatings, Inc." by Acquisition. The change of name of the Company has been approved by the stockholders of the Company and Articles of Amendment to effect the same are being filed with your office today and are enclosed herewith.

     As President of the Company, I hereby consent on behalf of the Company to the use of its corporate name, "MicroCoatings, Inc", by Acquisition pending and after the effectiveness of the above-referenced Articles of Amendment

     I have also enclosed a check in the amount of $75.00 to cover the fee for the Amendment. Please acknowledge receipt of the letter and the enclosres by date-stamping and signing the enclosed acknowledgement copy and return it to the messenger.

                                      -2-
Office of the Secretary of State                                   June 18, 1985

     Thank you very much.

                                        Very truly yours,


                                        /s/ John C. Simons, Jr.

                                        John C. Simons, Jr.
                                        President

JCS/dhg
Enclosures

cc: DAJ Acquisition Corp.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 18th day of June, in the year 1985.

                    /s/ Donald A. Johnson
                    -------------------------------  President

                    /s/ Robert DeN. Cope
                    -------------------------------  Clerk

   SECRETARY OF
  THE COMMONWEALTH
1985  JUN 19  A 11:02
 CORPORATION DIVISION
                                     64173                                99666
                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

                      I hereby approve the within articles of
                    amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 19th day of June, 1985.

                           /s/ Michael Joseph Connolly

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State


                         ------------------------------
                              A TRUE COPY ATTEST

                           /s/ William Francis Galvin

                            WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH

                          DATE  7/30/96    CLERK   JMc
                         ------------------------------



                         TO BE FILLED IN BY CORPORATION
                       PHOTO COPY OF AMENDMENT TO BE SENT

                    TO:       Peter R. Johnson, Esquire
                              Bowditch & Dewey
                              311 Main St.
                              Worcester, Massachusetts 01608
                    Telephone: (617) 791-3511

                                                   Copy Mailed

30M-CD ARO-3 (Rev 4/85) 503-31

     NOTE: ONCE DOCUMENT IS ACCEPTED AND FILED, CHANGES MUST BE BY AMENDMENT
                         OR CERTIFICATE OF CHANGE ONLY!

  /s/                    The Commonwealth of Massachusetts
- ---------         OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
Examiner              MICHAEL JOSEPH CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                            ARTICLES OF ORGANIZATION
                             (Under G.L. Ch. 156B)
                                 Incorporators

               NAME                                     POST OFFICE ADDRESS
          Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

               DONALD A. JOHNSON                        18 Captain Brown's Lane
                                                        Acton, MA  01720
  /s/
- --------       The above-named incorporator acts to form a corporation under the
Name      provisions of General Laws, Chapter 156B and hereby state(s):
Approved
          1.   The name by which the corporation shall be known is:

               DAJ Acquisition Corp.

          2.   The purpose for which the corporation is formed is as follows:

               To the extent that business corporations organized under Chapter 156B of the Massachusetts General Laws may now or hereafter be permitted under the laws of the Commonwealth of Massachusetts, in this Commonwealth or anywhere on Earth or elsewhere:

               To engage in the design, development,  manufacture, marketing and sale of  optical  interference  filters,  optical  coatings,  and related  products,  parts  and  supplies  incorporatig  thin-film technology.
C     ___
P     _X_      See Continuation Sheet 2A
M     _X_
R.A.  ___

          Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8-1/2x11 sheets of paper leaving a left-hand margin of at least 1 inch for binding.
   6      Additions  to more than one article may be continued on a single sheet
- -------   so long as each  article  requiring  each  such  addition  is  clearly
  P.C.    indicated.

2. The total number of shares and the par value, if any, of each class of stock within the corporation is authorized as follows:

- --------------------------------------------------------------------------------
                  WITHOUT PAR VALUE                  WITH PAR VALUE
CLASS OF STOCK    --------------------------------------------------------------
                  NUMBER OF SHARES       NUMBER OF SHARES   PAR VALUE    AMOUNT
- --------------------------------------------------------------------------------
  Preferred            None                                              $
- --------------------------------------------------------------------------------
  Common              15,000
- --------------------------------------------------------------------------------

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established: NONE

*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows: NONE

*6. Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

     See Continuation Sheet 6A

*If there are no provisions state "None".

CONTINUATION SHEET 2A

     To organize or cause to be organized under the laws of the Commonwealth of Massachusetts or of any other jurisdiction, corporations, associations, partnerships, limited partnerships, ventures or other entities for the purpose of accomplishing any or all of the purposes for which the Corporation is organized; to become a stockholder, partner, limited partner or other participant in any such corporation, association, partnership or other entity; and to dissolve, wind up, liquidate, merge or consolidate any such corporation, association, partnership or other entity or cause the same to be dissolved, wound up, liquidated, merged or consolidated.

     To provide capital for, to participate in and arrange the financing of the business of, and to enter into cooperative financial arrangements with or on behalf of, any such corporation, association, partnership, limited partnership, venture or other entity, and any other corporation, association, partnership, limited partnership, venture or other entity which may be or become affiliated with the Corporation.

     To  provide   management   services  of  all  kinds  for  any  corporation,
association, partnership, limited partnership, venture or other entity.

     To engage in any business or transaction permitted by the laws of the Commonwealth of Massachusetts to a corporation organized under Chapter 156B of the General Laws, whether or not related to any purpose or business described above.

                             Continuation Sheet 6A

To the extent permitted by the By-Laws, meeting of the stockholders of this corporation may be held anywhere in the United States.

To the extent permitted by law and by the By-laws, the directors (as well as the stockholders) of this corporation shall have the power to make, amend or repeal, in whole or in part, the By-laws.

The corporation may at any time enter into agreements to redeem and/or redeem its outstanding stock from any stockholder or stockholders without having to extend the same offer to its other stockholders.

The corporation may be a partner and/or a joint venturer in any business enterprise which it would have the power to conduct by itself.

The corporation may make loans to or guarantee the obligations of other persons, corporations, or entities.

The corporation may do everything necessary or proper for the accomplishment of the purposes enumerated in Section 2 or incidental to the powers herein named, or which shall at any time appear conducive or expedient for the protection or benefit of the corporation either as holders of or interested in any property or otherwise, with all the powers now or hereafter conferred by the laws of Massachusetts and by the principles of the common law, and the enumeration of specific powers hereinbefore stated shall not be construed to limit or restrict in any manner the aforesaid general powers of the corporation.

 7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

 8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after the date of filing.)

 9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

     a. The post office address of the initial principal office of the corporation of Massachusetts is:

         ONE LYBERTY WAY, WESTFORD, MA 01886
     b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

             NAME                   RESIDENCE                POST OFFICE ADDRE



President: )
           )
           )- Donald A. Johnson  18 Captain Brown's Lane         same
Treasurer: )                     Acton, MA 01720


Clerk:        Robert DeN. Cope   47 Westwood Drive               same
                                 Worcester, MA 01609

Directors:    Donald A. Johnson        same as above         same as above

              George B. Whelton, Jr. 102 Dow Road                same
                                     Hollis, N.H. 03049

              F. Sherman Hoyt    39 Main Street                  same
                                 Hollis, N.H. 03049

     c. The date initially adopted on which the corporation's fiscal year ends is:
         March 31

     d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:
         the third Wednesday in September

     c. The name and business address of the resident agent, if any, of the corporation is: None

IN WITNESS WHEREOF and under the penalties of perjury the INCORPORATOR(S) sign(s) these Articles of Organization this 8th day of May, 1985

                  /s/  Donald A. Johnson
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

The signature of each incorporator which is not a natural person must be an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

      RECEIVED
    MAY 13 1985
 SECRETARY OF STATE
CORPORATION DIVISION

                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS CHAPTER 156B, SECTION 12
                     =====================================


                          I hereby certify  that, upon an
                       examination of the  within-written
                       articles  of   organization,  duly
                       submitted to  me, it  appears that
                       the provisions of the General Laws
                       relative  to  the  organization of
                       corporations  have  been  complied
                       with,  and I  hereby  approve said
                       articles; and  the  filing  fee in
                       the amount of $150.00  having been
                       paid, said articles  are deemed to
                       have been filed with  me this 13th
                       day of May 1985


                     Effective date

                           /s/ Michael Joseph Connolly
                           MICHAEL JOSEPH CONNOLLY
                              Secretary of State


               PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT
                         TO BE FILLED IN BY CORPORATION

                  TO:    Peter R. Johnson, Esquire
                         Bowditch & Dewey
                  ...........................................

                         311 Main Street
                  ...........................................

                         Worcester, MA 01608
                  ...........................................

                  Telephone     (617) 791-3511
                           ..................................


                  FILING FEE: 1/20 of 1% of the total amount
                    of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $150 General Laws, Chapter 156B. Shares of stock with a par value less than one dollar shall be deemed to have par value of one dollar per share.

                                                 Copy Mailed